SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 20, 2003

eXegenics Inc.

(Exact name of registrant as specified in its charter)

Delaware	00-26078	75-2402409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2110 Research Row

Dallas, Texas 75235

(Address of principal executive
offices including zip code)

(214) 358-2000

(Registrant’s telephone number,
including area code)

N.A.

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

     On October 24, 2003, the registrant issued a press release, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c) The following exhibits are furnished with this report:

Exhibit Number	Description

99.1	Press Release from eXegenics Inc., dated October 24, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eXegenics Inc. (Registrant)

Dated: October 24, 2003	By:	/s/ Ronald L. Goode

Ronald L. Goode Chairman, President and Chief Executive Officer

Index to Exhibits

Exhibit Number	Description

99.1	Press Release from eXegenics Inc., dated October 24, 2003.